Corporate information	12 Months Ended
Dec. 31, 2021
Corporate information and statement of IFRS compliance [Abstract]
Corporate information	Corporate Information
Babylon Holdings Limited (the “Company,” “Babylon,” “we” or “our”) is incorporated, registered and domiciled in Jersey. The address of the registered office is 31 Esplanade, St. Helier, Jersey, JE1 1FT.
Babylon is a digital-first, value-based care healthcare company whose mission is to make high-quality healthcare accessible and affordable for everyone on Earth. Babylon is re-engineering healthcare, shifting the focus from sick care to proactive healthcare, in order to improve the overall patient experience and reduce healthcare costs. This is achieved by leveraging a highly scalable, digital-first platform combined with high quality, virtual clinical operations to provide integrated, personalized healthcare. Babylon works with governments, health providers and insurers across the globe, and support healthcare facilities from small local practices to large hospitals.
On June 3, 2021, Babylon announced it entered into a definitive merger agreement (the “Merger Agreement”) with Alkuri Global Acquisition Corp (“Alkuri”), a special purpose acquisition company (the “Merger”) following the unanimous approval of the Board of Directors of the Company and Alkuri. The transaction was consummated on October 21, 2021, and the combined company operates as Babylon and trades on the New York Stock Exchange. The Merger was accounted for as a recapitalization in accordance with IFRS 2, Share-based Payments (“IFRS 2”) as issued by the International Accounting Standards Board. Under this method of accounting, Babylon was treated as the “acquirer” company. This determination was primarily based on Babylon comprising the ongoing operations of the combined company and Babylon’s senior management comprising the senior management of the combined company. See Note 5 for additional discussion.